LOAN AGREEMENT

THIS LOAN AGREEMENT (this "Agreement"), is executed as of July 21, 2006, by and between Itec Environmental Group, Inc., a Delaware corporation (the "Company"), and Ji Y. Baek (the "Lender").

WHEREAS, the Company wishes to borrow and the Lender wishes to lend $200,000 as a short term bridge loan; and

WHEREAS, the Lender is willing to provide such financing on terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Defined terms. Certain capitalized terms used in this Agreement shall have the specific meanings defined below:

“Business Day” shall mean a day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close.

“Closing Date” shall mean the date upon which the Loan is received by the Company.

"Encumbrance" means any lien, charge, security interest, mortgage, deed of trust, pledge or other encumbrance of any nature whatsoever.

“Interest Rate” shall mean twelve percent (12%) per annum.

"Proprietary Rights" means all patents, trademarks, service marks, copyrights, trade names and all registrations and applications and renewals for any of the foregoing and all goodwill associated therewith.

ARTICLE 2
THE LOAN

2.1 Loan. According to the terms and subject to the conditions of this Agreement, the Lender shall loan to the Company on the Closing Date in the aggregate amount of Two Hundred Thousand Dollars ($200,000) (the "Loan"). The Loan shall be evidenced by a promissory note in the form attached hereto as Exhibit A ("Note"), duly executed on behalf of the Company and dated as of the Closing Date.

2.2 Interest.

(a) Interest Rate. The Loan shall bear interest ("Interest") from the date of payment by the Lender until the Maturity Date at the Interest Rate (calculated on the basis of the actual number of days elapsed over a year of 360 days). Interest is payable by the Company on a monthly basis in arrears on the first Business Day of the month.

(b) Default Interest. Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Loan amount at the rate per annum equal to the lower of eighteen percent (18%) or the maximum rate of interest permissible under applicable law at any time (the "Default Interest Rate"). The term "Interest" shall include both the interest rate described in Section 2.3(a) and the Default Interest Rate.

2.3 Maturity Date. Unless the Loan is earlier accelerated pursuant to the terms hereof or converted pursuant to the provisions of Section 4.1 hereof, the Loan and all accrued Interest thereon shall be due and payable in full on the date that is 30 days following the Closing Date (the “Maturity Date”). The Lender may, at the Lender's option, extend the Maturity Date on such terms and conditions as determined by the Lender in their sole discretion.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1 Organization, qualification and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and is in good standing and duly qualified to do business as a foreign corporation in all jurisdictions where the operation of its business or the ownership of its properties make such qualification necessary. The Company has the requisite corporate power and authority to own, lease and operate its facilities and assets as presently owned, leased and operated, and to carry on its respective business as it is now being conducted. The Company has the requisite or individual right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement and to consummate the transactions contemplated hereunder. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith by the Company, have been duly authorized by all necessary action on the part of the Company. No other action, consent or approval on the part of the Company or any other person or entity, is necessary to authorize the Company's due and valid execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection hereto. This Agreement and all other agreements and documents executed in connection herewith by the Company, upon due execution and delivery thereof, shall constitute the valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

3.2 Compliance with Laws. The nature and transaction of the Company's business and operations and the use of its properties and assets do not, and during the term of this Agreement shall not, violate or conflict with in any material respect any applicable law, statute, ordinance, rule, regulation or order of any kind or nature.

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3.3 Absence of Conflicts. The execution, delivery and performance by the Company of this Agreement, and the transactions contemplated hereby, do not constitute a breach or default, or require consents under, any agreement, permit, contract or other instrument to which the Company is a party, or by which the Company is bound or to which any of the assets of the Company is subject, or any judgment, order, writ, decree, authorization, license, rule, regulation, or statute to which the Company is subject, and will not result in the creation of any lien upon any of the assets of the Company.

3.4 Litigation and Taxes. There is no litigation or governmental proceeding pending, or to the best knowledge of the Company after due inquiry, threatened, against the Company. The Company has duly filed all applicable income or other tax returns and has paid all material income or other taxes when due. There is no controversy or objection pending, or to the best knowledge of the Company after due inquiry, threatened in respect of any tax returns of the Company.

3.5 Intellectual Property. No proceedings have been instituted or are pending or, to the Company’s knowledge, threatened which challenge the validity of the ownership by the Company of any such Proprietary Rights. The Company has not licensed anyone to use any such Proprietary Rights and, to the Company’s knowledge, there has been no use or infringement of any of such Proprietary Rights by any other person.

3.6 Company's SEC Reports. The Company has timely filed with the Securities and Exchange Commission (the “SEC”) all forms, reports, definitive proxy statements, schedules and registration statements (the “ Company SEC Reports”) required to be filed by it with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates or, if amended, as of the date of the last amendment, none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company SEC Reports (including, without limitation, any financial statements and schedules included therein) when filed or, if amended, as of the date of the last amendment, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

3.7 No Omissions or Misstatements. None of the information included in this Agreement, other documents or information furnished or to be furnished by the Company, or any of its representations, contains any untrue statement of a material fact or is misleading in any material respect or omits to state any material fact. Copies of all documents referred to in herein have been delivered or made available to the Lender and constitute true and complete copies thereof and include all amendments, schedules, appendices, supplements or modifications thereto or waivers thereunder.

ARTICLE 4
CONVERSION

4.1 Conversion Right. Lender in their sole discretion may convert, via written notice to the Company, the full amount, or some portion thereof, of the principal plus any interest payable under the Note and the Loan Agreement into a warrant and a convertible debenture pursuant to the terms of the 2006 Private Placement Memorandum (the “PPM”) of the Company.

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ARTICLE 5
DEFAULT

5.1 Events of Default. The occurrence of any of the following events (each an “Event of Default”), not cured in the applicable cure period, if any, shall constitute and Event of Default of the Company:

(a) a breach of any representation, warranty, covenant or other provision of this Agreement or the Note, which, if capable of being cured, is not cured within three days following notice thereof to the Company;

(b) the failure to make when due any payment described in this Agreement or the Note, whether on or after the Maturity Date, by acceleration or otherwise; and

(c) (i) the application for the appointment of a receiver or custodian for the Company or the property of the Company, (ii) the entry of an order for relief or the filing of a petition by or against the Company under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Company, or (iv) the Company becomes insolvent.

5.2 Effect of Default. Upon the occurrence of any Event of Default that is not cured within any applicable cure period, the Lender may elect, by written notice delivered to the Company, to take any or all of the following actions: (i) declare this Agreement terminated and the outstanding amounts under the Note to be forthwith due and payable, whereupon the entire unpaid Loan, together with accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any of the Note to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity upon the occurrence and continuation of an Event of Default. In addition, during the occurrence of any Event of Default, the Company shall not pay make any payment on any other outstanding indebtedness of the Company (other than indebtedness of the Company to which the Lender have agreed in writing to subordinate this Agreement and the Note hereunder).

ARTICLE 6
ISSUANCE OF STOCK

6.1 Issuance of Warrants. The Company shall issue to the Lender two (2) warrants to purchase a combined total of six hundred thousand (600,000) shares of common stock of the Company in the forms attached hereto as Exhibit B and C (the “Warrants”). The Warrants shall be immediately exercisable by the Lenders (or their assigns) on the Maturity Date and at an exercise price of Twelve Cents ($.12) per share. The Warrants shall be exercisable for a period of ten (10) years following the Maturity Date.

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6.2 Registration of Registrable Securities. The shares underlying the warrants shall be entitled to be registered pursuant to any registration statement filed by the Company, except for registrations filed on Form S-4 or Form S-8. Registration costs shall be borne by the Company.

ARTICLE 7
COVENANTS

7.1 Payment in Full upon Satisfaction of Certain Conditions. In the event that the Five Million Dollar ($5,000,000) financing contemplated in by the PPM is completed prior to the Maturity Date, the principle and 30 days accrued interest shall be repaid to Lender in full satisfaction of the Loan, subject to Lender’s right to conversion as described in Section 4.1.

ARTICLE 8
MISCELLANEOUS

8.1 Successors and Assigns; Third Party Beneficiary. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. This Agreement may not be assigned (whether by operation of law or otherwise) by the Company without the prior written consent of the Lender. This Agreement may be assigned by the Lender without the consent of the Company.

8.2 Titles and Subtitles. The titles and subtitles of the Sections of this Agreement are used for convenience only and shall not be considered in construing or interpreting this agreement.

8.3 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Company, to:

ITec Environmental Group, Inc.
5300 Claus Road, Box 760
Riverbank, CA 95367
Attn: Gary M. De Laurentiis
Fax: (209) 881-3529

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with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:  David M. Otto
Fax: (206) 262-9513

if to the Lender, to:

Ji Y. Baek
13700 Marina Pointe Drive, Suite 1001
Marina Del Rey, CA 90292

Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile, provided that any such facsimile is received during regular business hours at the recipient's location) or on the day shown on the return receipt (if delivered by mail or delivery service).

8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

8.5 Waiver and Amendment. Any term of this Agreement may be amended, waived or modified with the written consent of the Company and the Lender.

8.6 Remedies. No delay or omission by the Lender in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Lender and the undersigned or any other person shall be deemed a waiver by the Lender of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Lender or the exercise of any other right, remedy, power or privilege by the Lender. The rights and remedies of the Lender described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity.

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IN WITNESS WHEREOF, the Company has caused this Loan Agreement to be signed in its name on the date first set forth above.

ITEC ENVIRONMENTAL GROUP, INC.

By:	/s/ Gary M. De Laurentiis
Gary M. De Laurentiis
Chief Executive Officer

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IN WITNESS WHEREOF, the Lender has caused this Loan Agreement to be signed in its name on the date first set forth above.

JI Y. BAEK

By:	/s/ Ji Y. Baek
Name: Ji Y. Baek

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Exhibit A

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

PROMISSORY NOTE

Riverbank, California
July 21, 2006

FOR VALUE RECEIVED, Itec Environmental Group, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Ji Y. Baek (the "Lender")), in lawful money of the United States at the address of the Lender set forth herein, the principal amount of Two Hundred Thousand Dollars ($200,000) (the “Loan”), together with Interest, as defined below. This Promissory Note ("Note") has been executed by Borrower on the date set forth above (the "Effective Date"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

1.  Interest. Interest shall accrue at twelve percent (12%) per annum on the outstanding principal amount of this Promissory Note. Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Loan amount at the Default Interest Rate.

2.  Maturity Date. All or any portion of the Loan, all accrued Interest thereon and all other sums due hereunder, shall be due and payable on demand by the Lender on the Maturity Date.

3.      Payments. Borrower will repay the Loan amount on the Maturity Date.

4.  Application of Payments.

4.1.  Except as otherwise expressly provided herein, payments under this Note shall be applied (i) first to the repayment of any sums incurred by the Lender for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of the Default Interest Rate, (iii) then to the payment of the Interest Rate, and (iv) then to the reduction of the Loan.

4.2.      Borrower may prepay all or any part of the principal without penalty.

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4.3.  Upon payment in full of the Loan and applicable accrued and unpaid Interest thereon, this Note shall be marked "Paid in Full" and returned to Borrower.

5.  Waiver of Notice. Borrower hereby waives diligence, notice, presentment, protest and notice of dishonor.

6.  Transfer. This Note may be transferred by the Lender at any time, provided that such transfer complies with applicable securities laws.

7.  Events of Default. The occurrence of any of the following events (each an "Event of Default"), not cured in any applicable cure period, shall constitute an Event of Default of Borrower:

7.1.  A breach of any representation, warranty, covenant or other provision of this Note or the Loan Agreement, which, if capable of being cured, is not cured within three days following notice thereof to the Company; and

7.2.  (i) The application for the appointment of a receiver or custodian for Borrower or the property of Borrower, (ii) the entry of an order for relief or the filing of a petition by or against Borrower under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Borrower, or (iv) the insolvency of Borrower.

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Lenders may elect, by written notice delivered to Borrower, to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Loan, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity.

If an Event of Default occurs by Borrower, Borrower agrees to pay, in addition to the Loan and Interest payable thereon, reasonable attorneys' fees and any other reasonable costs incurred by the Lenders in connection with its pursuit of its remedies under this Note

8.  Miscellaneous.

8.1.  Successors and Assigns. Subject to the exceptions specifically set forth in this Note and the Loan Agreement, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. This Note (or a portion hereof) may be assigned by the Lender without the consent of Borrower.

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8.2.  Loss or Mutilation of Note. Upon receipt by Borrower of evidence satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Borrower, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Borrower shall execute and deliver to the Lenders a new promissory note of like tenor and denomination as this Note.

8.3.      Notices. Any notice, demand, offer, request or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service, or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Borrower, to:

ITec Environmental Group, Inc.
5300 Claus Road, Box 760
Riverbank, CA 95367
Attn: Gary M. De Laurentiis
Fax: (209) 881-3529

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:  David M. Otto
Fax: (206) 262-9513

if to the Lender, to:

Ji Y. Baek
13700 Marina Pointe Drive, Suite 1001
Marina Del Rey, CA 90292

8.4 Governing Law. This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5 Waiver and Amendment. Any term of this Note may be amended, waived or modified only with the written consent of Borrower and the Lender.

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8.6 Remedies; Costs of Collection; Attorneys' Fees. No delay or omission by the Lender in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Lender and the undersigned or any other person shall be deemed a waiver by the Lender of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Lender or the exercise of any other right, remedy, power or privilege by the Lender. The rights and remedies of the Lender described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity. If an Event of Default occurs, Borrower agrees to pay, in addition to the Loan and Interest payable thereon, reasonable attorneys' fees and any other reasonable costs incurred by the Lenders in connection with its pursuit of its remedies under this Note.

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[Signature Page to Follow]

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed on the Effective Date.

BORROWER: ITEC ENVIRONMENTAL GROUP, INC.

By:	/s/ Gary De Laurentiis
Name: Gary De Laurentiis
Title: Chief Executive Officer

LENDER:

By:	/s/ Ji Y. Baek
Ji Y. Baek

Exhibit B

WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT

Warrant To Purchase 300,000 Shares of Common Stock

Itec Environmental Group, inc.

Date of Issuance: July 21, 2006

No. 85

THIS CERTIFIES that, for value received, Ji “Allison” Y. Baek, or her assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Itec Environmental Group, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 8 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 7 hereof. This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

1. Holder Exercise of Warrant. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased and (b) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) and this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

The Warrant shall expire on April 15, 2015 (the “Expiration Date”). The Investor may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.

2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.  Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.  Transfer of Warrant and Warrant Shares. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in the Subscription Agreement and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities.

5.  Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

6.  Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.  Number of Warrant Shares. This Warrant shall be exercisable for 300,000 shares of the Company’s Common Stock, as adjusted in accordance with this Agreement.

8.  Exercise Price; Adjustment of Warrants.

a.  Determination of Exercise Price. The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.12.

b. Adjustment for Mergers or Reorganization, etc. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

c.  NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

d. Issue Taxes. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

e.  Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

f.  Adjustment. The Exercise Price shall be adjusted downward in the event the Company issues common stock (or securities exercisable for or convertible into or exchangeable for common stock) at a price below the Exercise Price, to a price equal to such issue price.

9. Certain Distributions. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

10. Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

11.  Reclassification or Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

12.  Miscellaneous.

a.  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c. Counterparts; Delivery by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

d.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to Itec Environmental Group, Inc., 5300 Claus Road, Riverbank, California 95367, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated on the signature page hereof, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Holders.

g.  Entire Agreement. This Agreement, the Memorandum (including the appendices and schedules thereto) by and between the Company and the Holder, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

IN WITNESS WHEREOF, the undersigned hereby sets is hand and seal this 21st day of July, 2006.

Itec Environmental Group, Inc.

By: /s/ Gary De Laurentiis
      Name: Gary De Laurentiis
      Title: President and Chief Executive Officer

Investor Name: Ji “Allison” Y. Baek

Investor Address: __________________________________

_________________________________________________

_________________________________________________

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

TO: Itec Environmental Group, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________ and to purchase thereunder __________* shares of Common Stock of Itec Environmental Group, Inc. (the “Company”).

Dated: ________________

_________________________________________
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

Exhibit C

WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT

Warrant To Purchase 300,000 Shares of Common Stock

Itec Environmental Group, inc.

Date of Issuance: July 21, 2006

No. 86

THIS CERTIFIES that, for value received, Ji “Allison” Y. Baek, or her assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Itec Environmental Group, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 8 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 7 hereof. This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

1. Holder Exercise of Warrant. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased and (b) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) and this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

The Warrant shall expire on April 15, 2015 (the “Expiration Date”). The Investor may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.

2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.  Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.  Transfer of Warrant and Warrant Shares. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in the Subscription Agreement and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities.

5.  Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

6.  Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.  Number of Warrant Shares. This Warrant shall be exercisable for 300,000 shares of the Company’s Common Stock, as adjusted in accordance with this Agreement.

8.  Exercise Price; Adjustment of Warrants.

a.  Determination of Exercise Price. The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.12.

b. Adjustment for Mergers or Reorganization, etc. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

c.  NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

d. Issue Taxes. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

e.  Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

f.  Adjustment. The Exercise Price shall be adjusted downward in the event the Company issues common stock (or securities exercisable for or convertible into or exchangeable for common stock) at a price below the Exercise Price, to a price equal to such issue price.

9. Certain Distributions. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

10. Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

11.  Reclassification or Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

12.  Miscellaneous.

a.  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c. Counterparts; Delivery by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

d.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to Itec Environmental Group, Inc., 5300 Claus Road, Riverbank, California 95367, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated on the signature page hereof, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Holders.

g.  Entire Agreement. This Agreement, the Memorandum (including the appendices and schedules thereto) by and between the Company and the Holder, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

IN WITNESS WHEREOF, the undersigned hereby sets is hand and seal this 21st day of July, 2006.

Itec Environmental Group, Inc.

By: /s/ Gary De Laurentiis
      Name: Gary De Laurentiis
      Title: President and Chief Executive Officer

Investor Name: Ji “Allison” Y. Baek

Investor Address: __________________________________

_________________________________________________

_________________________________________________

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

TO: Itec Environmental Group, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________ and to purchase thereunder __________* shares of Common Stock of Itec Environmental Group, Inc. (the “Company”).

Dated: ________________

_________________________________________
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.